Dalian Jingang-Andi Bio-Products Company Limited

(A Wholly Owned Subsidiary of JINA Immunity Investment Company Limited)

Condensed Financial Statements

For the three months ended March 31, 2008 and 2007 (Unaudited)

Dalian Jingang-Andi Bio-Products Company Limited

(A Wholly Owned Subsidiary of JINA Immunity Investment Company Limited)

Contents	Page

CONDENSED BALANCE SHEETS	1 - 2

CONDENSED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (UNAUDITED)	3

CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)	4

NOTES TO CONDENSED FINANCIAL STATEMENTS	5 - 14

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

(A WHOLLY OWNED SUBSIDIARY OF JINA IMMUNITY INVESTMENT COMPANY LIMITED)

CONDENSED BALANCE SHEETS

ASSETS

	March 31, 2008	December 31, 2007
	(Unaudited)
CURRENT ASSETS
Cash and cash equivalents	$ 8,032,276	$ 6,837,792
Accounts receivable	6,001,050	3,659,399
Inventories	4,554,875	4,969,151
Prepayments	1,138,537	619,434
Other receivables	26,672	22,446
Total Current Assets	19,753,410	16,108,222

LONG-TERM ASSETS
Plant and equipment, net	12,263,368	10,958,371
Land use right, net	1,387,176	1,336,444
Technology, net	1,129,035	1,112,891
Total Long-Term Assets	14,779,579	13,407,706

TOTAL ASSETS	$ 34,532,989	$ 29,515,928

See accompanying notes to the condensed financial statements

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

(A WHOLLY OWNED SUBSIDIARY OF JINA IMMUNITY INVESTMENT COMPANY LIMITED)

CONDENSED BALANCE SHEETS

LIABILITIES AND SHAREHOLDERS' EQUITY

	March 31, 2008	December 31, 2007
	(Unaudited)
CURRENT LIABILITIES
Accounts payable	$ 100,026	$ 84,303
Other payables and accrued expenses	1,998,444	1,488,766
Customer deposits	156,176	186,650
Taxes payable	786,508	487,851
Short term loans	7,835,874	5,749,801
Deferred revenue	39,360	95,994
Due to related companies	-	1,375,641
Deferred taxes	938,311	572,771
Total current liabilities	11,854,699	10,041,777

LONG-TERM LIABILITIES
Deferred taxes	138,634	73,443
Total long-term liabilities	138,634	73,443
TOTAL LIABILITIES	11,993,333	10,115,220

SHAREHOLDER'S EQUITY
Share capital at March 31, 2008
and December 31, 2007	6,040,763	6,040,763
Retained earnings (the restricted potion is $1,995,121 and
$1,776,364 at March 31, 2008 and at December 31, 2007,
respectively)	13,730,471	11,542,904
Accumulated other comprehensive income	2,768,422	1,817,041
Total Shareholders' Equity	22,539,656	19,400,708
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 34,532,989	$ 29,515,928

See accompanying notes to the condensed financial statements

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

(A WHOLLY OWNED SUBSIDIARY OF JINA IMMUNITY INVESTMENT COMPANY LIMITED)

CONDENSED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(UNAUDITED)

	Three Months Ended March 31,
	2008	2007

REVENUES	$ 6,296,874	$ 1,036,551
COST OF GOODS SOLD	2,275,917	172,287
GROSS PROFIT	4,020,957	864,264
Selling and distribution	69,182	60,797
General and administrative	803,524	393,494
Total operating expenses	872,706	454,291
INCOME FROM OPERATIONS	3,148,251	409,973
OTHER INCOME (EXPENSES), NET
Interest expenses, net	(114,956)	(96,470)
Other income (expenses), net	216,311	(127)
Investment income	46,396	-
Government grant	101,680	-
Total other income (expenses), net	249,431	(96,597)
INCOME BEFORE INCOME TAXES	3,397,682	313,376
INCOME TAX EXPENSE	1,210,115	106,969
NET INCOME	2,187,567	206,407
OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	951,381	116,511
OTHER COMPREHENSIVE INCOME	951,381	116,511
COMPREHENSIVE INCOME	$ 3,138,948	$ 322,918

See accompanying notes to the condensed financial statements

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

(A WHOLLY OWNED SUBSIDIARY OF JINA IMMUNITY INVESTMENT COMPANY LIMITED)

CONDENSED STATEMENTS OF CASH FLOW

(UNAUDITED)

	Three Months Ended March 31,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 2,187,567	$ 206,407
Adjustments to reconcile net income to
net cash provided by (used in) operating activities:
Depreciation and amortization	287,625	221,024
Deferred taxes	395,484	106,969
Changes in operating assets and liabilities
(Increase) Decrease In:
Accounts receivable	(2,144,210)	282,867
Inventories	602,823	(1,219,366)
Other receivables	(3,239)	(41,726)
Prepayments	(482,965)	50,886
Increase (Decrease) In:
Accounts payable	12,021	286,961
Other payables and accrued expenses	(257,425)	(106,971)
Customer deposits	(37,226)	(34,707)
Deferred revenue	(59,201)	62,162
Taxes payable	272,635	(4,047)
Net cash provided by (used in) operating activities	773,889	(189,541)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of plant and equipment	(985,691)	(134,827)
Net cash used in investing activities	(985,691)	(134,827)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceed from a short-term loan	1,114,532	-
Advanced from related companies	-	1,274,156
Repayments to related companies	(6,757)	-
Net cash provided by financing activities	1,107,775	1,274,156

NET INCREASE IN CASH AND CASH EQUIVALENTS	895,973	949,788
Effect of exchange rate changes on cash and cash equivalents	298,511	8,899
Cash and cash equivalents, beginning of period	6,837,792	620,936
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$ 8,032,276	$ 1,579,623
SUPPLEMENTARY CASH FLOW INFORMATION
Interest paid	$ 124,911	$ 98,898
Income tax paid	$ 554,267	$ 4,060

See accompanying notes to the condensed financial statements

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

(A WHOLLY OWNED SUBSIDIARY OF JINA IMMUNITY INVESTMENT COMPANY LIMITED)

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

(UNAUDITED)

NOTE 1 - PRINCIPAL ACTIVITIES AND ORGANIZATION

Dalian Jingang-Andi Bio-Products Company Limited (“JGAD” or “Company”) is a biotechnology company which was incorporated on March 26, 2002 under the law of People’s Republic of China (“PRC” or “China”). The Company manufactures and distributes rabies and mumps vaccines in the PRC.

NOTE 2 - BASIS OF PRESENTATION

Use of Estimates

The unaudited condensed financial statements of the Company have been prepared in accordance with generally accepted accounting principles for interim financial information, they do not include all the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. However, such information reflects all adjustments (consisting solely of normal recurring adjustments), which are, in the opinion of management, necessary for the fair presentation of the financial position and the results of operations. Results shown for interim periods are not necessarily indicative of the results to be obtained for a full year. The condensed balance sheet information as of March 31, 2008 was derived from the audited financial statements included in the Form 8-K.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenues represent the invoiced value of goods sold recognized upon the shipment of goods to customers. Revenues are recognized when all of the following criteria are met:

•	Persuasive evidence of an arrangement exists,

•	Delivery has occurred,

•	The seller’s price to the buyer is fixed or determinable, and

•	Collectibility is reasonably assured.

Research and Development

Research and development costs are expensed as incurred. For the three months ended March 31, 2007 engineers and technical staff were involved in the production of our products as well as on-going research. The Company did not segregate the portion of the salaries relating to research and development from the portion relating to production. The total salaries were included in cost of goods sold. From January 1, 2008 onwards, engineers and technical staff are significantly involved in on-going research. The Company segregated the portion of the salaries relating to research and development from the portion relating to production, the related salaries were recorded in research and development in general and administrative expenses. Research and development expenses, included in the general and administrative expenses, for the three months ended March 31, 2008 and 2007 were $180,549 and $21,308, respectively.

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

(A WHOLLY OWNED SUBSIDIARY OF JINA IMMUNITY INVESTMENT COMPANY LIMITED)

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

(UNAUDITED)

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUTED)

 Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities in the PRC are charged to expense as incurred. The retirement benefits expenses for the three months ended March 31 2008 and 2007 were $95,947and $31,531, respectively and were included in general and administrative expenses.

Deferred Revenue

Deferred revenue is recognized when grants are received or collectible from the PRC Government to the Company for assisting its technical research and development.  The amount is recognized as revenue when the Company incurred the relevant research and development expenses.

As of March 31, 2008 and December 31, 2007, $39,360 and $95,994 were received as deferred revenue from the PRC government, respectively.

Foreign Currency Translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). Capital accounts of the financial statements are translated into United States dollars (USD) from RMB at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the period.

	March 31, 2008	March 31, 2007	December 31, 2007
Period / year end RMB : US$ exchange rate	7.0790	7.7342	7.3046
Average quarterly / yearly RMB : US$ exchange rate	7.1779	7.7580	7.5653

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation.

Income Taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company adopted FASB Interpretation (“FIN”) No. 48 January 1, 2007. See Note 9

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

(A WHOLLY OWNED SUBSIDIARY OF JINA IMMUNITY INVESTMENT COMPANY LIMITED)

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

(UNAUDITED)

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUTED)

Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, accounts receivables, other receivables, prepayments, accounts payable, other payables and accrued expenses, customer deposits, taxes payable, short-term loans, and deferred revenue. Management has estimated that the carrying amount approximates their fair value due to their short-term nature or long-term debt interest rates approximate the current market rates.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains no bank accounts in the United States of America.

Inventories

Inventories consisting of raw materials, packing materials, work-in-progress and finished goods are stated at the lower of cost or market value. Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead.

Land Use Right

According to the law of China, the government owns all the land in China. Companies or individuals are authorized to possess and use the land only through land use right granted by the Chinese government. Land use right is being amortized using the straight-line method over the lease term of 50 years. See also Note 5.

Technology

Technology represents the VERO technology used in the production of rabies vaccines for the cultivation of rabies virus using vero cells. The value of the technology is amortized over their estimated useful life of 10 years. See also Note 6.

Plant and Equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Buildings	50 years
Machinery and equipment	10 years
Motor vehicles	5 years
Office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to the statement of income as incurred, whereas significant renewals and betterments are capitalized.

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

(A WHOLLY OWNED SUBSIDIARY OF JINA IMMUNITY INVESTMENT COMPANY LIMITED)

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

(UNAUDITED)

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Impairment of Long-Term Assets

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired, pursuant to the guidelines established in Statement of Financial Accounting Standards (“SFAS”) No. 144. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from the related operations.  The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. There were no impairments in the three months ended March 31, 2008 and 2007.

Restricted Retained Earnings

In the first quarter of 2008 and 2007, the Company transferred 10% of its PRC profit after taxation to the restricted retained earning in the amount of $218,757 and $20,641, respectively. Subject to certain restrictions set out in the PRC Companies Law, the restricted retained earning may be distributed to shareholders in the form of share bonus issues and/or cash dividends.

Comprehensive Income

Comprehensive income was defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that were required to be recognized under current accounting standards as components of comprehensive income were required to be reported in a financial statement that was presented with the same prominence as other financial statements. Comprehensive income includes net income and the foreign currency translation gain.

Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

Segments

The Company operates in one business segment, the development, production and distribution of vaccines in the PRC.

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

(A WHOLLY OWNED SUBSIDIARY OF JINA IMMUNITY INVESTMENT COMPANY LIMITED)

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

(UNAUDITED)

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations. SFAS No. 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree and recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase. SFAS No. 141(R) also sets forth the disclosures required to be made in the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, SFAS No. 141(R) will be applied by the Company to business combinations occurring on or after January 1, 2009.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements. This Statement establishes accounting and reporting standards that require the ownership interests in subsidiaries’ non-parent owners be clearly presented in the equity section of the balance sheet; requires the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income; requires that changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently; requires that when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value and the gain or loss on the deconsolidation of the subsidiary be measured using the fair value of any noncontrolling equity; requires that entities provide disclosures that clearly identify the interests of the parent and the interests of the noncontrolling owners. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after December 15, 2008. The Company has not determined the impact, if any, SFAS No. 160 will have on its financial statements.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"), which amends SFAS No.133 and expands disclosures to include information about the fair value of derivatives, related credit risks and a company's strategies and objectives for using derivatives. SFAS No. 161 is effective for fiscal periods beginning on or after November 15, 2008. The Company is currently in the process of assessing the impact that SFAS No. 161 will have on the disclosures in its financial statements.

NOTE 4 – INVENTORIES

Inventories are summarized as follows:

	March 31,	December 31,
	2008	2007
Finished goods	$567,337	$588,562
Work in progress	3,484,120	3,996,795
Raw materials	346,196	264,318
Packing materials	157,222	119,476
Inventories	$4,554,875	$4,969,151

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

(A WHOLLY OWNED SUBSIDIARY OF JINA IMMUNITY INVESTMENT COMPANY LIMITED)

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

(UNAUDITED)

NOTE 5 – LAND USE RIGHT, NET

Land use right consist of the following:

	March 31,	December 31,
	2008	2007
Cost of land use right	$1,483,026	$1,425,043
Less: Accumulated amortization	95,850	88,599
Land use right, net	$1,387,176	$1,336,444

As of March 31, 2008, the net book value of land use right, amounting to $1,387,176, was pledged as collateral for bank loans. See also Note 8.

Amortization expense for the three months ended March 31, 2008 and 2007 was $7,251 and $6,709, respectively.

NOTE 6 – TECHNOLOGY, NET

Technology consist of the following:

	March 31,	December 31,
	2008	2007
VERO technology	$2,137,056	$2,053,501
Less: Accumulated amortization	1,008,021	940,610
VERO technology, net	$1,129,035	$1,112,891

The technology was contributed by the Company’s previous shareholder, Shenyang Andi Bio-Products Company Limited on March 21, 2002 in exchange for 30% interest of the Company. The VERO Technology was recorded at fair value as determined by an independent appraiser.

Amortization expense for the three months ended March 31, 2008 and 2007 was $67,411 and $62,371, respectively.

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

(A WHOLLY OWNED SUBSIDIARY OF JINA IMMUNITY INVESTMENT COMPANY LIMITED)

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

(UNAUDITED)

NOTE 7 – PLANT AND EQUIPMENT

Plant and equipment consist of the following:

	March 31,	December 31,
	2008	2007
At cost:
Buildings	$2,149,401	$2,062,214
Machinery and equipment	10,516,645	9,146,414
Motor vehicles	1,258,264	1,209,068
Office equipment	126,421	115,077
	14,050,731	12,532,773
Less : Accumulated depreciation
Buildings	156,098	140,476
Machinery and equipment	1,348,625	1,215,226
Motor vehicles	230,252	171,807
Office equipment	52,388	46,893
	1,787,363	1,574,402
Plant and equipment, net	$12,263,368	$10,958,371

As of March 31, 2008, the net book value of buildings and machinery and equipment, amounting to $11,161,323, was pledged as collateral for bank loans. See also Note 8.

Depreciation expense for the three months ended March 31, 2008 and 2007 was $212,962 and $151,944, respectively.

NOTE 8 – SHORT-TERM LOANS

Short term loans included the short term bank loan obtained from Wanli Credit Corporation Union of Dalian Development Zone (“the Union”) in September 2007. As of March 31, 2008 and December 31, 2007 the loan amount was $5,983,758 (RMB42,000,000) and $5,749,801 (RMB42,000,000). In January 2008, the Company obtained an additional loan from Wanli Credit Corporation for $1,139,764 (RMB8,000,000). The loans are secured by the Company’s machinery and equipment, buildings and land use right and are bearing an interest rate released by the People’s Bank of China from time to time (6.56% as of March 31, 2008). Both loans have the same maturity date of September 27, 2008. Interest expense was $113,485 and $0 for the three months ended March 31, 2008 and 2007, respectively.

Short term loans also include a loan obtained from Jingang Group, a previous shareholder, bearing a variable interest rate released by the People’s Bank of China (6.56% as of March 31, 2008). The loan is unsecured and has a fixed repayment date on December 31, 2008. On December 31, 2007, the loan was classified as amount due to related companies. Since the Jingang Group is no longer a related party, the loan is classified as short term loans. As of March 31, 2008 and December 31, 2007, the loan balance was $712,352 (RMB5,000,000) and $684,500 (RMB5,000,000), respectively.  Interest expense was $11,426 and $98,898 for the three months ended March 31, 2008 and 2007, respectively.

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

(A WHOLLY OWNED SUBSIDIARY OF JINA IMMUNITY INVESTMENT COMPANY LIMITED)

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

(UNAUDITED)

NOTE 9 – INCOME TAX

(a) Enterprise Income Tax (“EIT”)

Prior to January 1, 2008, the statutory EIT rate applicable to the Company was 33%.

Commencing from the January 1, 2007 the Company enjoys a preferential tax rate of 15% in EIT as the Company is considered as a high technology company by the Chinese government. After the launch of new EIT law on January 1, 2008, all companies are required to reapply the high technology company certificate in order to enjoy the preferential tax rate of 15%.  As of March 31, 2008, the Company is applying the high technology company certificate. Before the approval from the government, the Company is subject to EIT rate at 25%.

The Company’s income taxes differs from the expected tax expense for the three months ended March 31, 2008 and 2007 (Computed by applying the EIT rate of 25% and 33%, respectively to income before taxes) as follows:

	2008	2007
Computed “expected” expense	$849,421	$103,414
Changes in tax rate	448,339	-
Permanent difference
Non-taxable VAT rebate	(79,588)	-
Effect of preferential tax rate	-	56,408
Other	(8,057)	(52,853)
Income tax expense	$1,210,115	$106,969

The provisions for income taxes for the three months ended March 31, 2008 and 2007 are summarized as follows:

	2008	2007
Current	$814,631	$-
Deferred	395,484	106,969
Total	$1,210,115	$106,969

The tax effects of temporary differences that give rise to the Company’s net deferred tax liabilities as of March 31, 2008 and December 31, 2007 are as follows:

	March 31,	December 31,
	2008	2007
Deferred tax liabilities
Current:
Investment income	$108,406	$60,366
Accrued welfare	5,676	11,960
Expenses	73,949	-
Cost of goods sold	750,280	500,445
	938,311	572,771
Long-term:
Depreciation	138,634	73,443
Total deferred tax liabilities	$1,076,945	$646,214

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

(A WHOLLY OWNED SUBSIDIARY OF JINA IMMUNITY INVESTMENT COMPANY LIMITED)

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

(UNAUDITED)

NOTE 9 – INCOME TAX (CONTINUED)

(a) Enterprise Income Tax (“EIT”) (Continued)

The Company adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109,” (“FIN 48”), on January 1, 2007. The Company did not have any material unrecognized tax benefits and there was no effect on its financial condition or results of operations as a result of implementing FIN 48.

(b) Tax Holiday Effect

In 2007, the Company is subject to a preferential rate of 15%.

The new tax regulations take effect on January 1, 2008, one of which indicates that the unified EIT rate of 25% applies to all enterprises including the Company. Under the new tax law the Company’s qualification of enjoying the favorable EIT rate of 15% specifically for high-tech industry will be reassessed at the end of the year. Before the Company obtains the certificate of high-tech company, the applicable EIT rate is 25%.

For the three months ended March 31, 2008 and 2007 taxable income before income tax expense was $3,397,682 and $313,376, respectively. Income tax expense related to China income for the three months ended March 31, 2008 and 2007 was $1,210,115 and $106,969, respectively.

(b) Tax Holiday Effect (Continued)

The effects of the income tax expense exemptions and reductions available to the Company for the three months ended March 31, 2008 and 2007 are as follows:

	March 31, 2008	March 31, 2007
Tax holiday effect	$-	$56,408

(c) Value Added Tax (“VAT”)

Enterprises or individuals who sell commodities, engage in repair and maintenance or import or export goods in the PRC are subject to a value added tax in accordance with the PRC laws. The value added tax standard rate for vaccine products is 6% of the gross sales price. The Company is exempted from the VAT as it is deemed as Welfare Organization under tax law in the PRC in 2008 and 2007.

DALIAN JINGANG-ANDI BIO-PRODUCTS COMPANY LIMITED

(A WHOLLY OWNED SUBSIDIARY OF JINA IMMUNITY INVESTMENT COMPANY LIMITED)

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

(UNAUDITED)

NOTE 10 – REGISTERED CAPITAL

	March 31, 2008	December 31, 2007
Dalian Jingang Group Company Limited	-	4,832,610
Wang Quan Feng	-	1,208,153
JINA Immunity Investment Company Limited	6,040,763	-
	$6,040,763	$6,040,763

On January 16, 2008, the board of directors of the Company executed the transfer of 100% of the Company’s shares owned by Dalian Jingang Group Company Limited and Wang Quan Feng to JINA Immunity Investment Company Limited for a consideration of $6,040,763 (RMB50,000,000).

NOTE 11 – SUBSEQUENT EVENTS

On April 14, 2008, a Share Exchange Agreement was consummated by and among Lawford Asia Limited (“Lawford”), a corporation incorporated in the British Virgin Islands, and the shareholder of JINA. Pursuant to the agreement, Lawford issued 99 shares of common stock to the shareholder of JINA representing 1.32% of the total issued and outstanding common stock of Lawford in exchange for the 100% of the issued and outstanding capital stock of JINA. As a result of transaction, JINA and its subsidiary, namely, JGAD became the wholly owned subsidiaries of Lawford.

On August 6, 2008, Lawford and its shareholders entered into the Share Exchange Agreement with China Bio-Immunity Corporation (“CHHB”), a corporation incorporated in the state of Nevada. The closing of the transactions contemplated in the share exchange agreement and the acquisition of all of the issued and outstanding common shares in the capital of Lawford occurred on August 6, 2008. In accordance with the closing of the share exchange agreement, CHHB issued 13,246,697 shares of its common stock to the former shareholders of Lawford in exchange for the acquisition, by CHHB, of all of the 7,500 issued and outstanding shares of Lawford on the basis of 1,766.26 common shares of CHHB for every one common share of Lawford. The Share Exchange resulted in Lawford, and its wholly-owned subsidiaries, JINA and JGAD becoming wholly owned subsidiaries of CHHB.